SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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LaPorte Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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710 Indiana Avenue

La Porte, IN 46350

April 9, 2009

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of LaPorte Bancorp, Inc., the parent company of The LaPorte Savings Bank. The Annual Meeting will be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 12, 2009.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of LaPorte Bancorp, Inc. Our directors and officers, as well as a representative of our independent registered public auditing firm, will be present to respond to any appropriate questions that stockholders may have.

The business to be conducted at the Annual Meeting includes the election of four directors and the ratification of the appointment of Crowe Horwath LLP as the independent registered public auditing firm for the year ending December 31, 2009.

Our Board of Directors has determined that the election of each of the nominees and the ratification of the appointment of our independent registered public auditing firm are in the best interests of LaPorte Bancorp, Inc. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees and the ratification of the appointment of our independent registered public auditing firm.

Also enclosed for your review is our Annual Report on Form 10-K for the year ended December 31, 2008, which contains detailed information concerning our activities and operating performance. On behalf of the Board of Directors, please take a moment now to complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the Annual Meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

Lee A. Brady

President and Chief Executive Officer

LAPORTE BANCORP, INC.

710 Indiana Avenue

LaPorte, Indiana 46350

(219) 362-7511

NOTICE OF

2009 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 12, 2009

Notice is hereby given that the 2009 Annual Meeting of Stockholders of LaPorte Bancorp, Inc. will be held at our main office located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 12, 2009.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of four directors of LaPorte Bancorp, Inc.;

2.	The ratification of the appointment of Crowe Horwath LLP as the independent registered public auditing firm for LaPorte Bancorp, Inc. for the year ending December 31, 2009; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 23, 2009 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU MAY CHOOSE TO VOTE YOUR SHARES BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF LAPORTE BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

Our Proxy Statement, 2008 Annual Report on Form 10-K and Proxy Card are available at:
http://www.laportebancorp-2009proxymaterials.com. If you need directions to attend the Annual Meeting and to vote in person, please call us at 1-866-362-7511.

By Order of the Board of Directors

Russell L. Klosinski
Corporate Secretary

LaPorte, Indiana

April 9, 2009

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

LAPORTE BANCORP, INC.

710 Indiana Avenue

LaPorte, Indiana 46350

(219) 362-7511

2009 ANNUAL MEETING OF STOCKHOLDERS

May 12, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of LaPorte Bancorp, Inc. to be used at our Annual Meeting of Stockholders of LaPorte Bancorp, Inc., which will be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 12, 2009, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 9, 2009.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You may vote by signing and returning your Proxy Card to LaPorte Bancorp, Inc. Proxies received by LaPorte Bancorp, Inc. that are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the annual meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of LaPorte Bancorp, Inc., Russell L. Klosinski, at the address shown above, by returning a duly executed proxy bearing a later date by mail, as described on your Proxy Card, or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the record stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of LaPorte Bancorp, Inc. prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of our shares of common stock, par value $0.01 per share, as of the close of business on March 23, 2009 are entitled to one vote for each share then held. As of March 23, 2009, there were 4,635,663 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR ALL NOMINEES proposed by the Board, to WITHHOLD AUTHORITY FOR ALL NOMINEES or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of the appointment of Crowe Horwath LLP as our independent registered public auditing firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required for the ratification of Crowe Horwath LLP as the independent registered public auditing firm for the year ending December 31, 2009. Shares as to which the

“ABSTAIN” box has been selected on the proxy card will be counted as shares represented and entitled to vote and will have the same effect as a vote against the matter. Broker non-votes are not considered represented at the annual meeting and entitled to vote on the matter.

If you participate in The LaPorte Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold LaPorte Bancorp common stock through the Savings Plan for Employees of The LaPorte Savings Bank (the “401(k) Plan”), you will receive vote authorization forms for the plans that reflect all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of LaPorte Bancorp common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to provide instructions for all shares credited to his or her 401(k) Plan account and held in the LaPorte Bancorp, Inc. Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. The deadline for returning your voting instructions is May 5, 2009.

Our management anticipates that LaPorte Savings Bank, MHC, our majority stockholder, will vote all of its shares in favor of all the matters set forth above. If LaPorte Savings Bank, MHC votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

Persons and groups who beneficially own in excess of 5% of our shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of March 23, 2009, the shares of our common stock beneficially owned by each person known to us who was the beneficial owner of more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
LaPorte Savings Bank, MHC 710 Indiana Avenue LaPorte, Indiana 46350	2,522,013	54.40%

LaPorte Savings Bank, MHC, and all of our Directors and Executive Officers as a group (13 Directors and Officers)(2)	2,656,555	57.31%

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)	Includes shares of common stock held by LaPorte Savings Bank, MHC, of which our executive officers and directors are also executive officers and directors. Excluding shares of common stock held by LaPorte Savings Bank, MHC, as of March 15, 2009 our executive officers and directors owned 134,542 shares of common stock, or 2.90% of the outstanding shares. Does not include 162,805 unallocated shares held in the Employee Stock Ownership Plan (“ESOP”). Theses shares are voted by the trustee in the same proportion as the allocated shares are voted by the ESOP participants.

PROPOSAL I — ELECTION OF DIRECTORS

Our Board of Directors consists of ten members. Our bylaws provide that approximately one-third of the directors are to be elected annually. Our directors are generally elected to serve for a term of three years, or a shorter term if the director is elected to fill a vacancy, and until their respective successors are elected and qualified. Four directors will be elected at the annual meeting to serve for a term of three years and until their successors are elected and qualified. The Board of Directors has nominated L. Charles Lukmann, III, Mark A. Krentz, Thomas D.

Sallwasser and Michele M. Thompson for election as directors at the annual meeting. Each of the Board of Directors’ nominees is currently a member of the Board of Directors.

The table below sets forth certain information regarding the composition of our Board of Directors as of March 15, 2009, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected. None of the shares beneficially owned by directors, executive officers or nominees to the Board of Directors have been pledged as security or collateral for any loans.

Name(1)	Age	Positions Held in LaPorte Bancorp, Inc.	Director Since(2)	Current Term to Expire	Shares of Common Stock Beneficially Owned(3)		Percent of Class
NOMINEES

L. Charles Lukmann, III	55	Director	2007	2009	18,288	(4)	*

Mark A. Krentz	56	Director	2001	2009	1,000		*

Thomas D. Sallwasser	84	Director	1976	2009	5,000		*

Michele M. Thompson	49	Executive Vice President, Chief Financial Officer and Director	2007	2009	13,426	(5)	*

DIRECTORS CONTINUING IN OFFICE

Jerry L. Mayes	68	Director	1991	2010	10,000	(6)	*

Dale A. Parkison	47	Director	2007	2010	7,000		*

Joan M. Ulrich	85	Chairman of the Board	1976	2010	5,000		*

Lee A. Brady	63	President, Chief Executive Officer and Director	1989	2011	19,088	(7)	*

Paul G. Fenker	64	Vice Chairman of the Board	1979	2011	15,600	(8)	*

Ralph F. Howes	60	Director	2003	2011	17,250	(9)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Russell L. Klosinski	59	Executive Vice President/Chief Credit Officer/Cashier	N/A	N/A	10,734	(10)	*

Bruce R. Fisher	61	Senior Vice President, Mortgage	N/A	N/A	5,672	(11)	*

Kevin N. Beres	48	Vice President of Commercial and Consumer Lending	N/A	N/A	6,482	(12)	*

*	Less than 1%.
(1)	The mailing address for each person listed is 710 Indiana Avenue, LaPorte, Indiana 46350.
(2)	Reflects date of initial appointment to the Board of Trustees of The LaPorte Savings Bank. Each director of LaPorte Bancorp, Inc. is also a director of LaPorte Savings Bank, MHC, which owns the majority of the issued and outstanding shares of LaPorte Bancorp, Inc.’s common stock.
(3)	See definition of “beneficial ownership” in the table in “Voting Securities and Principal Holders Thereof.” (4) Includes 5,000 shares held by Mr. Lukmann’s IRA.
(5)	Includes 10,000 shares held in Ms. Thompson’s IRA, 2,759 shares held in her 401(k) and 667 shares held through the ESOP.

(6)	All of Mr. Mayes’ shares are held in trust.
(7)	Includes 15,227 shares held by Mr. Brady’s 401(k) and 1,110 shares held through the ESOP.
(8)	Includes 10,550 shares held by Mr. Fenker’s IRA and 5,000 shares held by Mr. Fenker’s spouse’s IRA.
(9)	Includes 14,750 shares held by Mr. Howes’ IRA.
(10)	Includes 8,000 shares held by Mr. Klosinski’s 401(k) and 734 shares held through the ESOP.
(11)	Includes 5,000 shares held by Mr. Fisher’s 401(k) and 672 shares held through the ESOP.
(12)	Includes 2,180 shares held by Mr. Beres’ 401(k), 3,000 shares held in his IRA and 302 shares through the ESOP.

Directors

The principal occupation during the past five years of each of our directors is set forth below. All directors have held their present positions for five years unless otherwise stated.

Lee A. Brady has served as President and Chief Executive Officer of The LaPorte Savings Bank since 1989 and LaPorte Bancorp, Inc. since its formation in 2007. Mr. Brady began his career at The LaPorte Savings Bank in 1974. Mr. Brady is a graduate of Indiana University and the Graduate School of Banking at the University of Wisconsin-Madison.

Paul G. Fenker joined The LaPorte Savings Bank Board in 1979. In 2007, he was appointed to the Boards of LaPorte Savings Bank, MHC and LaPorte Bancorp. Mr. Fenker is the owner of Fenker’s Finer Furniture in LaPorte. Mr. Fenker attended Ball State University.

Ralph F. Howes joined The LaPorte Savings Bank Board in 2003. In 2007, he was appointed to the Boards of LaPorte Savings Bank, MHC and LaPorte Bancorp. He is a senior partner in the law firm of Howes & Howes, LLP. Mr. Howes is a graduate of Indiana University and received his Juris Doctorate degree from Valparaiso University.

L. Charles Lukmann III was appointed to the Boards of LaPorte Savings Bank, MHC, LaPorte Bancorp, and The LaPorte Savings Bank in 2007. Mr. Lukmann served as a director of City Savings Financial from 2004 to 2007. Mr. Lukmann has served as partner of Harris, Welsh & Lukmann, a law firm based in Chesterton, Indiana, since 1979. He is also a member of Woodlake Springs LLC and of Ennis Builders LLC.

Mark A. Krentz joined The LaPorte Savings Bank Board in 2001. In 2007, he was appointed to the Boards of LaPorte Savings Bank, MHC and LaPorte Bancorp. Mr. Krentz is the Chief Executive Officer of Thanhardt Burger, a local manufacturing company that works nationally with framing and fine art clients. Mr. Krentz is a graduate of Purdue University and received a certificate in Business Administration from Notre Dame.

Thomas D. Sallwasser joined The LaPorte Savings Bank Board in 1976. In 2007, he was appointed to the Boards of LaPorte Savings Bank, MHC and LaPorte Bancorp. He is retired from the law firm of Sallwasser & McCain. Mr. Sallwasser is a graduate of Indiana University and received his Juris Doctorate degree from Indiana University.

Michele M. Thompson has served as Chief Financial Officer of The LaPorte Savings Bank since 2003, Vice President since 2004 and was named Executive Vice President in 2007. Ms. Thompson has more than 20 years of banking experience. Ms. Thompson is a graduate of Ball State University and holds a Master’s of Business Administration from Indiana University South Bend.

Jerry L. Mayes joined The LaPorte Savings Bank Board in 1991. In 2007, he was appointed to the Boards of LaPorte Savings Bank, MHC and LaPorte Bancorp. Mr. Mayes is retired from Mayes Management, which manages rental properties. Mr. Mayes is a graduate of Indiana University.

Dale A. Parkison, C.P.A. was appointed to the Boards of LaPorte Savings Bank, MHC, LaPorte Bancorp, and The LaPorte Savings Bank in 2007. Mr. Parkison served as a director of City Savings Financial from 2004 to 2007. Mr. Parkison has served as President of Parkison & Hinton, Inc. P.C., a certified public auditing firm, since 1992.

Joan M. Ulrich, began working for The LaPorte Savings Bank in 1963. At her retirement she held the position of Executive Vice President. After retirement, she continued to work part-time assisting with marketing as well as holding her role on the Board since 1976. In 2007, she was appointed to the Boards of LaPorte Savings Bank, MHC and LaPorte Bancorp. Ms. Ulrich is a graduate of The London School of Economics.

Executive Officers who are not Directors

The principal occupation during the past five years of each of our executive officers that are not also directors is set forth below. All executive officers have held their present positions for five years unless otherwise stated.

Russell L. Klosinski has been with The LaPorte Savings Bank since 1985. Mr. Klosinski was hired as an Assistant Vice President/Consumer Lending and is currently Executive Vice President/Chief Credit Officer/Cashier. Mr. Klosinski had more than 12 years of lending experience prior to joining The LaPorte Savings Bank. Mr. Klosinski is a graduate of Purdue University and the Graduate School of Banking at the University of Wisconsin -Madison as well as the Commercial Lending School in Norman, Oklahoma.

Bruce R. Fisher has served as Senior Vice President/Mortgage Lending of The LaPorte Savings Bank since 1983. Mr. Fisher had more than 12 years of lending experience prior to joining The LaPorte Savings Bank. Mr. Fisher attended Indiana State University and is a graduate of the Graduate School of Banking at the University of Wisconsin-Madison.

Kevin N. Beres has served as Vice President/Commercial & Consumer Lending of The LaPorte Savings Bank since 2007 and was promoted to Senor Vice President/Commercial Lending in 2009. Mr. Beres had more than 13 years of banking experience prior to joining The LaPorte Savings Bank. Mr. Beres is a graduate of Indiana University School of Business with a degree in Marketing and Management. Mr. Beres has completed numerous courses through Indiana Bankers Association and Community Bankers Association.

Board Independence

The Board of Directors has determined that all Directors except for Directors Brady and Thompson are “independent” within the meaning of the NASDAQ Stock Market listing standards. Mr. Brady and Ms. Thompson are not independent by virtue of their being employees of The LaPorte Savings Bank. In determining the independence of its members, the Board of Directors considered transactions, relationships and arrangements between LaPorte Bancorp and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions With Certain Related Persons,” including loans or lines of credit that The LaPorte Savings Bank has directly or indirectly made to directors and the legal services rendered by Sallwasser & McCain, director Sallwasser’s former law firm prior to his retirement. These transactions were not material to LaPorte Bancorp or the directors.

Meetings and Committees of the Board of Directors

The business of LaPorte Bancorp, Inc. is conducted at regular and special meetings of the full Board and its standing committees. The standing committees consist of the Audit, Governance/Nominating and Compensation Committees. During the year ended December 31, 2008, the Board of Directors of LaPorte Bancorp, Inc. met at 18 regular meetings and at 2 special meetings and the Board of Directors of The LaPorte Savings Bank met at 24 regular meetings and 10 special meetings. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

Audit Committee

The Audit Committee consists of Messrs. Fenker, Mayes, Parkison and Howes. Each member of the Audit Committee is independent in accordance with the listing standards of the NASDAQ Stock Market and the rules of the Securities and Exchange Commission. The Board of Directors of LaPorte Bancorp has designated Mr. Fenker as

Chairman of the Audit Committee and has determined that Mr. Parkison is an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The audit committee of LaPorte Bancorp met 18 times in the year ended December 31, 2008. Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.laportesavingsbank.com.

Report of the Audit Committee

Our management is primarily responsible for our financial reporting and its internal and disclosure controls. However, the Audit Committee is responsible for the relationship between our independent auditor and us. The Audit Committee also receives reports with respect to our financial reporting, internal control over financial reporting and disclosure controls. In addition, the Audit Committee reviews our unaudited interim financial statements and audited year end financial statements. Finally, the Audit Committee maintains a procedure for confidential employee complaints regarding accounting matters.

The Audit Committee met 18 times during the year ended December 31, 2008. During these and subsequent meetings:

•	Management represented to the Audit Committee that our consolidated financial statements for the year ended December 31, 2008 were prepared in accordance with generally accepted accounting principles.

•	The Audit Committee reviewed and discussed such consolidated financial statements with management and the independent auditor.

•

The Audit Committee discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including the quality (not just the acceptability) of the relevant accounting principles, the reasonableness of the significant judgments, and the clarity of the included disclosures.

•

The Audit Committee received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the committee concerning independence, and discussed with the independent auditor its independence from us and management.

•	The Audit Committee met with the independent auditor (with and without management present) to discuss the results of its examination and the overall quality of our financial reporting.

In performing these functions, the Audit Committee acted only in an oversight capacity. In this oversight role, the Audit Committee relied on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and on the independent auditor which, in its report, expressed an opinion on the conformity of our financial statements to generally accepted principles. The Audit Committee’s oversight did not provide it with an independent basis to determine whether management maintained appropriate accounting and financial accounting standards and complied with applicable laws and regulations. Furthermore, the Audit Committee’s review and discussions with management and the independent auditor did not assure that our financial statements were audited in accordance with generally accepted auditing standards or that our independent auditor was in fact “independent.”

In reliance on the above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Crowe Horwath LLP as our independent auditor for the year ending December 31, 2009.

This report has been provided by the Audit Committee, which consists of Directors Fenker, Mayes, Parkison and Howes.

Governance/Nominating Committee

The Governance/Nominating Committee consists of Messrs. Fenker, Howes, Lukmann, Krentz and Sallwasser. Mr. Howes is the Governance/Nominating Committee Chairman. Each member of the Governance/Nominating Committee is independent in accordance with the listing standards of the NASDAQ Stock Market. The Governance/Nominating committee of LaPorte Bancorp met 3 times during the year ended December 31, 2008. Our Board of Directors has adopted a written charter for the Governance/Nominating Committee, which is available at our website at www.laportesavingsbank.com.

The functions of the Governance/Nominating Committee include the following:

•	identifying individuals qualified to become members of the Board of Directors and recommending director nominees to the Board of Directors;

•	developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

•	adopting procedures and considering the submission of recommendations by stockholders for nominees for election to the Board of Directors;

•

reviewing the structure and performance of the Board of Directors and its committees and making recommendations with respect to the Board of Directors and its committees, including size and composition; and

•	making recommendations regarding developing corporate governance guidelines.

The Governance/Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. We will also consider the possible impact of adding new directors on the overall smooth functioning of the Board. Accordingly, the Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Committee does not perceive a need to increase the size, or change the composition, of the Board.

The Committee is authorized by its charter to engage a third party to assist in the identification of director nominees, if it chooses to do so. In considering director candidates, the Governance/Nominating Committee will seek persons who, at a minimum, satisfy the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the ability to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	a familiarity with the communities in which we operate and/or active engagement in community activities;

•	involvement in other activities or interests that do not create a conflict with responsibilities to LaPorte Bancorp, Inc. and its stockholders; and

•	the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

The Governance/Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ Stock Market listing standards.

Procedures for the Recommendation of Director Nominees by Stockholders. The Governance/Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Governance/Nominating Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for Director by writing to us at 710 Indiana Avenue, LaPorte, Indiana 46350, Attention: Chairman, Governance/Nominating Committee. The Chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year’s annual meeting.

The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

•

the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of LaPorte Bancorp, Inc. or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement of the candidate that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our Bylaws.

Stockholder Communications with the Board. A stockholder of LaPorte Bancorp, Inc. who wants to communicate with the Board of Directors or with any individual director can write to us at 710 Indiana Avenue, LaPorte, Indiana 46350, Attention: Chairman, Governance/Nominating Committee. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Chairman will:

•	forward the communication to the director or directors to whom it is addressed;

•

attempt to handle the inquiry directly, or forward the communication for response by another employee of LaPorte Bancorp, Inc. For example, a request for information about us on a stock-related matter may be forwarded to our stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, the Chairman shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

The Compensation Committee

The Compensation Committee consists of Messrs. Mayes, Krentz, Howes, Parkison and Ulrich. Mr. Mayes is the Compensation Committee Chairman. Each member of the Compensation Committee is independent in accordance with the listing standards of the NASDAQ Stock Market. The Compensation Committee of LaPorte Bancorp met 4 times in the year ended December 31, 2008. Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.laportesavingsbank.com.

The role of the Compensation Committee is to review annually the performance and compensation levels of our executive officers and directors and recommend compensation, including salary, bonus, incentive and equity compensation of our executive officers and directors to the Board of Directors. Lee A. Brady, our President and Chief Executive Officer, and Michele M. Thompson, our Executive Vice President and Chief Financial Officer, do not participate in Compensation Committee discussions or recommendations relating to the determination of their compensation. The Compensation Committee also reviews and makes recommendations regarding certain of our other compensation policies, plans and programs. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

Our Compensation Committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial performance of LaPorte Bancorp. It is intended that our compensation strategy will enable us to attract, develop and retain talented executive officers who are capable of maximizing our performance for the benefit of the stockholders. The compensation program has two key elements of total direct compensation: base salary and cash-based incentive compensation. Another component of the compensation program is benefits, such as a 401(k) program and a supplemental executive retirement plan. In the future, we may add a third key element to the total direct compensation, long-term equity incentives.

While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the chief executive officer, other executive officers and directors, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the results and scope of our operations, the experience, expertise and management skills of the executive officers and their roles in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions. While each of the quantitative and non-quantitative factors described above was considered by the compensation committee, such factors were not assigned a specific weight in evaluating the performance of the chief executive officer and other executive officers. Rather, all factors were considered.

Base Compensation. Base salary provides compensation to our key executives based upon the individual’s respective experience, duties, and scope of responsibility. Generally, we believe that base salaries should be targeted at no less than the peer group median of salaries for executives in similar positions with similar responsibilities. The salaries of our executive and other officers are reviewed at least annually to assess our competitive position and make any necessary adjustments. Our goal is to maintain salary levels for our officers at a level consistent with base pay received by those in comparable positions at our peers. To further that goal, we obtain peer group information from industry resources. We also evaluate salary levels at the time of promotion or other change in responsibilities or as a result of specific commitments we made when a specific officer was hired. Individual performance and retention risk are also considered as part of our annual assessment.

Cash-Based Incentive Compensation. We provide performance-based cash incentive awards to our executive officers, under the cash incentive plan approved by our Board of Directors. Cash incentives are used to motivate and reward achievement of corporate and individual performance objectives. Funding for the cash incentive plan is based on an assessment of our actual financial performance relative to the financial performance goals based on a combination of financial factors. For the year ended December 31, 2008, these factors included the achievement of our strategic plan objectives and specific financial targets. In the event that the threshold performance is not achieved, the Compensation Committee has discretion to reward incremental progress and to ensure the retention of our key executives. Determination of individual awards was based primarily on an assessment of individual performance, as well as the financial performance. The Compensation Committee believes that this funding and payment strategy provides a direct link between our financial performance and incentive compensation. No cash incentives were awarded under this plan in 2008 because the necessary financial targets were not met to result in payouts pursuant to the plan.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. All of our directors attended the 2008 annual meeting of stockholders.

Code of Ethics

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.laportesavingsbank.com. Amendments to and waivers from the Code of Ethics will be filed with the Securities and Exchange Commission.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The officers and directors of LaPorte Bancorp, Inc. and beneficial owners of greater than 10% of our shares of common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the shares of common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, no officer, director or 10% beneficial owner of LaPorte Bancorp, Inc. failed to file such ownership reports on a timely basis for the year ended December 31, 2008.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The following table sets forth for the year ended December 31, 2008 certain information as to the total compensation paid by us to Mr. Brady, who serves as our President and Chief Executive Officer, Ms. Thompson, who serves as Executive Vice President and Chief Financial Officer and Mr. Klosinski, who serves as Executive Vice President/Cashier (“Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Total ($)
Lee A. Brady, President and Chief Executive Officer	2008	212,090	—	28,492	(1)	240,582
	2007	184,346	18,435	28,410		231,191

Michele M. Thompson, Executive Vice President and Chief Financial Officer	2008	138,883	—	6,454	(2)	145,337
	2007	100,962	10,096	5,675		116,733

Russell L. Klosinski, Executive Vice President/Chief Credit Officer/Cashier	2008	137,242	—	9,245	(3)	146,870
	2007	126,963	10,157	9,381		146,501

(1)

Includes $6,126 and $6,084 for 2008 and 2007, respectively, in contributions by The LaPorte Savings Bank to Mr. Brady’s 401(k) Savings Plan, $2,889 and $3,780 for 2008 and 2007, respectively, in ESOP shares, $13,250 and $13,250 for 2008 and 2007, respectively, for personal use of The LaPorte Savings Bank owned automobile, and $6,227 and $5,296 for 2008 and 2007, respectively, in imputed income from The LaPorte Savings Bank life insurance plans.

(2)

Includes $4,167 and $3,332 for 2008 and 2007, respectively, in contributions by the LaPorte Savings Bank to Ms. Thompson’s 401(k) Savings Plan, $1,891 and $2,070 for 2008 and 2007, respectively, in ESOP shares, and $396 and $273 for 2008 and 2007, respectively, in imputed income from The LaPorte Savings Bank life insurance plans.

(3)

Includes $4,117 and $3,809 for 2008 and 2007, respectively, in contributions by the LaPorte Savings Bank to Mr. Klosinski’s 401(k) Savings Plan, $1,869 and $2,556 for 2008 and 2007, respectively, in ESOP shares, and $3,259 and $3,016 for 2008 and 2007, respectively, in imputed income from The LaPorte Savings Bank life insurance plans.

Employment Agreements

Employment Agreements. On February 26, 2008, The LaPorte Savings Bank entered into employment agreements with each of Mr. Brady and Ms. Thompson. Each of these agreements has substantially similar terms and has an initial term of three years. Commencing on the first anniversary of the agreements and on each subsequent anniversary thereafter, the agreements will be renewed for an additional year so that the remaining term will be three years, subject to termination on notice as provided in the agreements. Under the agreements, the initial base salaries for Mr. Brady and Ms. Thompson in 2008 were $212,090 and $138,883, respectively. The employment agreements were amended in 2008 in order to comply with Section 409A of the Internal Revenue Code. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment. In the event the executive’s involuntary termination for reasons other than for cause, disability or retirement, or in the event the executive resigns during the term of the agreement following (i) failure to elect or reelect or to appoint or reappoint the executive to the executive position, (ii) a material change in the nature or scope of the executive’s authority resulting in a reduction of the responsibility, scope, or importance of executive’s position, (iii) relocation of executive’s office by more than 20 miles, (iv) a material reduction in the benefits or perquisites paid to the executive unless such reduction is employer-wide, or (v) a material breach of the employment agreement by The LaPorte Savings Bank, then the executive would be entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonus the executive would be entitled to receive for the remaining unexpired term of the employment agreement. For this purpose, the bonuses payable will be deemed to be equal to the highest bonus paid at any time during the prior three years, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on executive’s behalf under The LaPorte Savings Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for the remaining unexpired term of the employment agreement earning the salary that would have been achieved during such period. Internal Revenue Code Section 409A may require that a portion of the above payments cannot be made until six months after termination of employment, if the executive is a “key employee” under IRS rules. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for the remaining unexpired term of the employment agreement.

In the event of a change in control of The LaPorte Savings Bank or LaPorte Bancorp, followed by executive’s involuntary termination or resignation for one of the reasons set forth above within 18 months thereafter, the executive would be entitled to a severance payment in the form of a cash lump sum equal to (a) three (3) times the sum of (i) the highest rate of base salary paid to the executive at any time, and (ii) the highest bonus paid to the executive with respect to the three (3) completed fiscal years prior to termination of employment, plus (b) a lump sum equal to the present value of the contributions that would reasonably have been expected to be made on the executive’s behalf under The LaPorte Savings Bank’s defined contribution plans (e.g., 401(k) Plan, Employee Stock Ownership Plan) if the executive had continued working for an additional thirty-six (36) months after termination of employment, earning the salary that would have been achieved during such period. In addition, the executive would be entitled, at no expense to the executive, to the continuation of life insurance and non-taxable medical and dental coverage for thirty-six (36) months following the termination of employment. In the event payments made to the executive include an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code, such payments will be cutback by the minimum dollar amount necessary to avoid this result.

Under each employment agreement, if an executive becomes disabled within the meaning of such term under Section 409A of the Internal Revenue Code, the executive shall receive benefits under any short-term or long-term disability plans maintained by The LaPorte Savings Bank, plus, if amount paid under such disability programs are less than the executive’s base salary, The LaPorte Savings Bank shall pay the executive an additional amount equal to the difference between such disability plan benefits and the amount of the executive’s full base salary for five years following the termination of employment due to disability. Thereafter, Ms. Thompson will receive 75% of her base salary until she reaches age 65. The LaPorte Savings Bank will also provide the executive with continued life insurance and non-taxable medical and dental coverage until the earlier of (i) the date the executive returns to employment with The LaPorte Savings Bank, (ii) the executive’s full-time employment with another employer, (iii) the executive attaining the age of 65, or (iv) death. In the event of executive’s death, their estate or beneficiaries will be paid the executive’s base salary for two years from executive’s death, and the executive’s family will be entitled to continued non-taxable medical, dental and other insurance for thirty-six months following the executive’s death. Upon retirement at age 65 or such later date determined by the Board, the executive will receive only those benefits to which they are entitled under any retirement plan of The LaPorte Savings Bank to which they are a party.

Upon termination of the executive’s employment, the executive shall be subject to certain restrictions on their ability to compete, or to solicit business or employees of The LaPorte Savings Bank for a period of one year following termination of employment.

Retirement Plans

401(k) Plan. The LaPorte Savings Bank adopted a 401(k) Savings Plan, a tax-qualified defined contribution plan, effective as of July 1, 1994 and amended on January 1, 2007, for all employees of The LaPorte Savings Bank who have satisfied the plan’s eligibility requirements. Employees become eligible to participate in the 401(k) Savings Plan upon the reaching of the age of 21, and participation in the 401(k) Savings Plan begins on the first day of the next calendar quarter following reaching the age of 21. Eligible employees may contribute up to 75% of their compensation to the plan on a pre-tax basis, subject to limitations imposed by the Internal Revenue Code of 1986, as amended. For 2008, the salary deferral contribution limit was $15,500; provided, however, that participants over age 50 could have contributed an additional $5,000 to the plan. The LaPorte Savings Bank matches 50% of the first 6% of a participant’s deferral contribution. Participants are vested in their employer matching contributions on a 20% per year vesting schedule whereby each employee is 100% vested following the completion of five years of service. Generally, payment of the participants’ vested account balance may commence on the date on which they attain their normal retirement age, which is the older of (i) age 60, or (ii) their age on the date 5 years after the first day of the plan year in which the participants’ entry date occurred.

Employee Stock Ownership Plan. The LaPorte Savings Bank adopted the Employee Stock Ownership Plan (“ESOP”), effective January 1, 2007. Employees of The LaPorte Savings Bank, who are at least 21 years old and have completed at least 1,000 hours and one calendar year of service, are eligible to participate. They are eligible to participate as of the first day of the quarter after meeting the eligibility requirements. In 2007, the ESOP borrowed funds from LaPorte Bancorp, Inc. and used those funds to purchase 180,894 shares of common stock for the ESOP. The loan will be repaid principally from discretionary contributions by The LaPorte Savings Bank to the ESOP over a period of not more than 20 years. Collateral for the loan is the common stock purchased by the ESOP. Shares purchased by the ESOP are held in a suspense account for allocation among participants’ accounts as the loan is repaid, and are released in an amount proportional to the repayment of the loan. Shares released from the suspense account and other contributions made by The LaPorte Savings Bank are allocated among the ESOP participants’ accounts on the basis of their compensation earned in the year of allocation. Benefits under the ESOP will become vested at the rate of 20% per year, starting upon completion of 1 year of credited service, and will be fully vested upon completion of 5 years of credited service. Participants’ interest in their account under the ESOP also fully vest in the event of termination of service due to the participants’ normal retirement, death, disability, or upon a change in control (as defined in the ESOP). Vested benefits will be payable generally upon the participants’ termination of service with The LaPorte Savings Bank, and will be paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of common stock.

Supplemental Executive Retirement Plan. The LaPorte Savings Bank entered into Supplemental Executive Retirement Agreements (“Supplemental Retirement Plan”) with Messrs. Brady and Klosinski effective August 1, 2002. The Supplemental Retirement Plan was amended on September 23, 2008 to comply with Internal Revenue Code Section 409A. If the executive’s employment is terminated on or after the executive’s normal retirement age (65) for reasons other than death, for cause or change in control, the executive will be entitled to an annual benefit under the Supplemental Retirement Plan equal to 2% of his base salary multiplied by the number of years of service (not to exceed 20) of the executive. The Supplemental Retirement Plan benefit will be paid to the executive in 12 equal monthly installments commencing with the month following the executive’s normal retirement date, and payable for a period of 15 years. If the executive terminates employment other than for cause prior to the executive’s normal retirement age, the executive will receive his accrued balance in the Supplemental Retirement Plan, computed as of the last completed fiscal year end of The LaPorte Savings Bank preceding the executive’s date of termination. Such benefit will be paid in the form of a fixed annuity in 180 equal monthly installments commencing on the first day of the month following the executive’s termination of employment, or if the executive’s termination of employment is due to disability, on the first day of the month following the executive’s normal retirement age. In the event of a change in control followed by the executive’s termination of employment within 24 months thereafter, the executive will receive his projected accrued balance under the plan, calculated as if the executive attained his normal retirement age. Such benefit will be paid in the form of a lump sum within 60 days following the executive’s date of termination. Participants in the Supplemental Retirement Plan have also entered into an endorsement split dollar life agreement to informally fund the pre-retirement death benefits under the Supplemental Retirement Plan. If an executive dies while actively employed by The LaPorte Savings Bank, the executive will not receive any benefits under the Supplemental Retirement Plan and, instead, the executive’s beneficiary shall receive a benefit payable under the split dollar agreement. The expense attributable to the Supplemental Retirement Plan was approximately $256,000 for the year ended December 31, 2008.

Deferred Compensation Agreement. The LaPorte Savings Bank entered into a deferred compensation agreement with Mr. Brady initially effective as of February 27, 1979, and has been amended effective September 23, 2008 to comply with Internal Revenue Code Section 409A. In accordance with the terms of the deferred compensation agreement, if Mr. Brady is continuously employed by The LaPorte Savings Bank through his 65th birthday, upon his retirement, Mr. Brady will generally be entitled to receive compensation of $200 per month for a continuous period of 120 months. If Mr. Brady dies after the payments have begun, but before receiving 120 monthly payments, the remaining payments shall be paid to Mr. Brady’s widow for the shorter of his widow’s lifetime, or until the date of the 120th monthly payment. The agreement allows for Mr. Brady to retire prior to age 65 and receive a pro-rated benefit based on his age at the time of his retirement, provided that he retires on or after attaining age 60. The expense attributable to the deferred compensation agreement was approximately $1,000 for the year ended December 31, 2008.

Life Insurance Plan

Split Dollar Life Insurance Plans. The LaPorte Savings Bank sponsors a Group Term Carve Out Plan (“Group Plan”) by which individuals designated by the Compensation Committee elect to participate by executing a split dollar endorsement with The LaPorte Savings Bank and by waiving any group term life insurance coverage offered by The LaPorte Savings Bank in excess of $50,000 of coverage. Currently, Messrs. Brady and Klosinski, are participants in the Group Plan along with other officers of the Bank. A participant vests in the Group Plan if he or she has completed ten years of continuous service and has attained the age of 55, or if the participant’s employment is terminated due to disability. If a participant is employed by The LaPorte Savings Bank at the time of the participant’s death, the participant’s beneficiary shall generally receive a death benefit of two times the participant’s base salary at the time of the participant’s death, less $50,000, capped at a maximum of $470,000. If a vested participant dies following retirement, the participant’s beneficiary shall receive a death benefit of one time the participant’s base salary that was in effect at the participant’s retirement, capped at a maximum of $470,000. The expense attributable to the Split Dollar Life Insurance Plans was approximately $5,000 for the year ended December 31, 2008.

Compensation of Directors

The following table sets forth the compensation earned by non-employee directors during the year ended December 31, 2008.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
Joan M. Ulrich	22,350	3,094	(1)	25,444
Paul G. Fenker	22,350	7,010	(1)	29,360
Mark A. Krentz	22,350	6,723	(1)	29,073
Ralph F. Howes	22,350	3,822	(1)	26,172
Jerry L. Mayes	22,350	7,010	(1)	29,360
Thomas D. Sallwasser	22,350	5,892	(1)	28,242
L. Charles Lukmann, III	22,350	224	(2)	22,574
Dale A. Parkison	22,350	—		22,350

(1)	Amounts represent health insurance premiums paid by The LaPorte Savings Bank.
(2)	Amount represents expense reimbursement.

In 2009, each non-employee director of will be paid an annual retainer fee of $22,950, paid in equal monthly installments.

Transactions With Certain Related Persons

Loans and Extensions of Credit. The aggregate amount of loans by The LaPorte Savings Bank to its executive officers and directors and members of their immediate families, was $1,385,000 at December 31, 2008. As of that date, these loans were performing according to their original terms. The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to The LaPorte Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC AUDITING FIRM

Our independent registered public auditing firm for the year ended December 31, 2008 was Crowe Horwath LLP. Our Audit Committee has approved the engagement of Crowe Horwath LLP to be our independent registered public auditing firm for the year ending December 31, 2009, subject to the ratification of the engagement by our stockholders as required by our Bylaws. At the annual meeting, the stockholders will consider and vote on the ratification of the engagement of Crowe Horwath LLP for the year ending December 31, 2009. A representative of Crowe Horwath LLP is expected to attend the annual meeting to respond to appropriate questions and to make a statement if they so desire.

Although stockholder ratification of the independent registered public auditing firm is required by our Bylaws, even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public auditing firm at any time during the year if it determines that such change is in the best interests of LaPorte Bancorp, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees for professional services rendered by Crowe Horwath LLP during the year ended December 31, 2008.

The aggregate fees included in the Audit Fees category were fees for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the stated periods.

	Year Ended December 31, 2008	Year Ended December 31, 2007
Audit Fees	$170,000	$210,000
Audit-Related Fees	$10,220	$236,642
Tax Fees	$27,255	$39,225
All Other Fees	$37,732	$104,207

Audit Fees. For 2008 and 2007, the audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees that we incurred for professional services rendered for the audit of our annual consolidated financial statements for fiscal years 2008 and 2007, and include fees for the review of our quarterly consolidated financial statements included in our quarterly Form 10-Q’s for both years.

Audit Related Fees. The audit related fees for 2008 include professional services relating to the merger with City Savings Financial Corporation and our review and consent relating to a registration statement on Form S-8 for the Savings Plan for Employees of The LaPorte Savings Bank. The audit related fees for 2007 included professional services for the reorganization of The LaPorte Savings Bank and the merger with City Savings Financial Corporation, including review of our Registration Statement on Form S-1 and Form 8-K filings to report the merger.

Tax Fees. The tax fees for 2008 include professional services for preparation of federal and state income tax returns; assistance in computing quarterly estimated tax deposits; merger related tax services; and services relating to the dissolution of The LaPorte Savings Bank’s investment subsidiary. The tax fees for 2007 included professional services for preparation of federal and state income tax returns; assistance in computing quarterly estimated tax deposits; consultation and training for management on accounting for income tax provisions in accordance with SFAS No. 109; merger related tax services including review of IRS Section 280G calculations, and issuance of tax opinions relating to the merger and the stock reorganization.

All Other Fees. All other fees for 2008 include professional services for trust review services; compliance and BSA review services; renewal of Sarbanes-Oxley Section 404 software; providing data base management software to facilitate secure communications related to the external audit; and consultation on accounting and reporting matters. All other fees for 2007 included professional services for trust review services; compliance and

BSA review services; Sarbanes-Oxley Section 404 software and related training; CEO & CFO Certifications Toolkit software and related training for Sarbanes-Oxley Section 302 certifications; providing data base management software to facilitate secure communications related to the external audit; and consultation on accounting and reporting matters.

The Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining the independence of Crowe Horwath LLP. The Audit Committee concluded that performing such services does not affect the independence of Crowe Horwath LLP in performing its function as our independent registered public auditing firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public auditing firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee when expedition of services is necessary. The independent registered public auditing firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public auditing firm in accordance with this pre-approval, and the fees for the services performed to date. All audit-related fees, tax fees and all other fees described above were approved either as part of our engagement of Crowe Horwath LLP or pursuant to the pre-approval policy described above.

In order to ratify the selection of Crowe Horwath LLP as the independent registered public auditing firm for the year ending December 31, 2009, the proposal must receive at least a majority of the votes represented at the annual meeting, without regard to broker non-votes, in favor of such ratification. The Audit Committee of the Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as the independent registered public auditing firm for the year ended December 31, 2009.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary. To be timely a stockholder’s notice must be delivered to or mailed and received at our principal executive offices no later than five days before the date of the meeting. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, (c) the class and number of shares of LaPorte Bancorp, Inc. which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2010 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 710 Indiana Avenue, LaPorte, Indiana 46350, no later than December 10, 2009. If the date of the 2010 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by LaPorte Bancorp, Inc. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally, by telegraph, telephone or other forms of communication without additional compensation. Our Annual Report on Form 10-K for the year ended December 31, 2008 has been mailed to all stockholders of record as of March 23, 2009. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing us.

BY ORDER OF THE BOARD OF DIRECTORS

Russell L. Klosinski
Corporate Secretary

LaPorte, Indiana

April 9, 2009

REVOCABLE PROXY

LAPORTE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 12, 2009

The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of LaPorte Bancorp, Inc. which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders of LaPorte Bancorp, Inc. to be held at LaPorte Bancorp, Inc.’s main office located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m., (local time) on May 12, 2009. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

1.	The election as directors of all nominees listed below (except as marked to the contrary below)	FOR	WITHHOLD ALL	FOR ALL EXCEPT

	L. Charles Lukmann, III Mark A. Krentz Thomas D. Sallwasser Michele M. Thompson	☐	☐	☐

INSTRUCTION: To withhold your vote for one or more nominees, mark “FOR ALL EXCEPT” and write the name of the nominee(s) on the line(s) below.

2.	The ratification of the appointment of Crowe Horwath LLP as LaPorte Bancorp, Inc.’s independent registered public auditing firm for the year ending December 31, 2009.	FOR	AGAINST	ABSTAIN

		☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, after notification to the Secretary of LaPorte Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force or effect. This proxy may also be revoked by sending written notice to the Secretary of LaPorte Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy card prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from LaPorte Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting, the Annual Report for the year ended December 31, 2008 and a proxy statement dated April 9, 2009.

Dated: , 2009	☐ Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.

LAPORTE BANCORP, INC.

CONFIDENTIAL VOTING INSTRUCTION LETTER

SOLICITED ON BEHALF OF THE TRUSTEE OF

THE LAPORTE SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

The LaPorte Savings Bank Employee Stock Ownership Plan (the “ESOP”) allows participants to vote the common stock of our parent company, LaPorte Bancorp, Inc. (the “Company”) that has been allocated to the participants’ ESOP accounts. In accordance with the ESOP document, participants who have shares allocated to their accounts have the right to direct the Trustee as to the voting of such shares at the Company’s Annual Meeting of Stockholders to be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 12, 2009 (the “Annual Meeting”). As a participant in the ESOP with shares of Company common stock allocated to your account as of March 23, 2009, the record date for the Annual Meeting, you are eligible to direct the vote of such shares at the Annual Meeting.

Principal Trust Company is the trustee (the “Trustee”) for the ESOP. The Trustee is directed to vote the shares of Company common stock allocated to the participants’ accounts in accordance with the voting instructions received from the participants, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company has retained Registrar & Transfer Company as its agent to receive the Vote Authorization Form completed by participants in the ESOP and to tabulate the results.

The Company is forwarding this Confidential Voting Instruction Letter and ESOP Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company. In order to direct the voting of the shares allocated to your account, you must complete, sign and date the ESOP Vote Authorization Form and return it in the accompanying postage-paid envelope to Registrar & Transfer Company at the following address: 10 Commerce Drive, Cranford, New Jersey 07016.

Your ESOP Vote Authorization Form must be received by Registrar & Transfer Company no later than 5:00 PM on Tuesday, May 5, 2009.

Your vote and the votes of other participants will be tallied by Registrar & Transfer Company and the results provided to the Trustee who will:

1.	vote the shares held in the ESOP FOR or AGAINST (or in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) each proposal specified on the Vote Authorization Form based on the timely voting instructions it has received from participants (if no instructions are specified and the vote authorization form is returned signed, the vote authorization form will be considered a vote “FOR” each of the proposals stated), and
2.

vote all shares held in the unallocated account, if any, and all shares as to which participants have directed the Trustee to ABSTAIN or for which it has received no timely instructions, FOR or AGAINST (or, in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) the proposals specified on the Vote Authorization Form in the same proportion as shares for which it has received timely voting instructions to vote FOR or AGAINST (or, in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) the proposals (please note that a vote to ABSTAIN on any proposal will be considered the same as failing to timely return instructions on that proposal)

and in either case, so long as such vote is solely in the interest of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company common stock held in the ESOP will be voted either FOR or AGAINST (or, in the case of director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) each proposal specified on the ESOP Vote Authorization Form.

Thus, if you timely provide voting instructions, you, in effect, will be voting the shares allocated to your ESOP account and participating in the voting of unallocated shares and shares allocated to other ESOP participants’ accounts for which timely voting instructions are not received, or an instruction to ABSTAIN is received.

THE LAPORTE SAVINGS BANK

EMPLOYEE STOCK OWNERSHIP PLAN

VOTE AUTHORIZATION FORM

Solicited on behalf of the Trustee of The LaPorte Savings Bank Employee Stock Ownership Plan

I understand that I have the right to direct The Laporte Savings Bank ESOP Trustee to vote the shares that have been allocated to my ESOP account. I have been advised that my voting instructions are solicited for the Annual Meeting of Stockholders of LaPorte Bancorp, Inc. (the “Company”) to be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 12, 2009, or an adjournment or postponement thereof (the “Annual Meeting”).

The Company’s Board of Directors recommends a vote “FOR” Proposals 1 and 2.

I hereby direct the Trustee to vote my shares as follows:

1. The election as directors of all nominees listed below (except as marked to the contrary below):	FOR	WITHHOLD ALL	FOR ALL EXCEPT

L. Charles Lukmann, III

Mark A. Krentz

Thomas D. Sallwasser

Michele M. Thompson

INSTRUCTION: To withhold your vote for one or more nominees, mark “FOR ALL EXCEPT” and write the name of the nominee(s) on the line(s) below.

	☐	☐	☐

2. The ratification of the appointment of Crowe Horwath LLP as LaPorte Bancorp, Inc.’s independent registered public auditing firm for the year ending December 31, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐

If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of The LaPorte Savings Bank ESOP. At the present time, the Company knows of no other business to be brought before the Annual Meeting.

The Trustee of The LaPorte Savings Bank ESOP is hereby directed to vote the shares allocated to my account under The LaPorte Savings Bank ESOP as indicated above. If I do not return this ESOP Vote Authorization Form in a timely manner, shares allocated to my ESOP account will be voted in proportion to the manner in which other participants have voted their shares, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. Abstentions will be similarly treated, but solely with respect to the proposal for which an abstention is marked.

IF NO INSTRUCTIONS ARE SPECIFIED AND THIS ESOP VOTE AUTHORIZATION FORM IS RETURNED SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE PROPOSALS STATED ABOVE.

I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated April 9, 2009, the Annual Report for the year ended December 31, 2008, and the voting instructions and ESOP Vote Authorization Form.

Date	Signature	Print Name

Please complete, sign, date and submit this form to Registrar & Transfer Company, in the enclosed postage-paid envelope as soon as possible. Your ESOP Vote Authorization Form must be received by Registrar & Transfer Company no later than Tuesday, May 5, 2009.

LAPORTE BANCORP, INC.

CONFIDENTIAL VOTING INSTRUCTION LETTER

SOLICITED ON BEHALF OF THE TRUSTEE OF THE

SAVINGS PLAN FOR EMPLOYEES OF THE LAPORTE SAVINGS BANK

Shares of common stock of LaPorte Bancorp, Inc. (the “Company”) are held by the Savings Plan for Employees of The Laporte Savings Bank (the “401(k) Plan”). In accordance with the 401(k) Plan document, shares of the Company’s common stock held by the 401(k) Plan are eligible to be counted toward the stockholder vote at the Company’s Annual Meeting of Stockholders to be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 12, 2009 (the “Annual Meeting”). Therefore, as a participant in the 401(k) Plan with an investment in shares of Company common stock as of March 23, 2009, the record date for the meeting, you are eligible to direct the vote of your proportionate share of the Company’s common stock held in the 401(k) Plan.

Principal Trust Company is the trustee (the “Trustee”) for the 401(k) Plan. The Trustee is directed to vote those shares of the Company’s common stock held in the 401(k) Plan proportionately in accordance with the timely voting instructions it receives from participants. The Company has retained Registrar & Transfer Company as its agent to receive the 401(k) Plan Vote Authorization Form completed by participants in the 401(k) Plan and to tabulate the results.

The Company is forwarding this Confidential Voting Instruction Letter and 401(k) Plan Vote Authorization Form so that you may convey your voting instructions on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement. Your individual vote will not be revealed to the Company. In order to direct the voting of your proportionate share of the Company’s common stock held in the 401(k) Plan, you must complete, sign and date the 401(k) Plan vote Authorization Form and return it in the accompanying postage-paid envelope to Registrar & Transfer Company at the following address: 10 Commerce Drive, Cranford, New Jersey 07016.

Your 401(k) Plan Vote Authorization Form must be received by Registrar & Transfer Company no later than 5:00 PM on May 5, 2009.

Your vote and the votes of other participants will be tallied by Registrar & Transfer Company and the results provided to the Trustee who will:

1.	vote the shares held in the 401(k) Plan FOR or AGAINST (or, in the case of director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) each proposal specified on the 401(k) Plan Vote Authorization Form based on the timely voting instructions it has received from participants, and

2.	vote the shares as to which no timely instructions have been received FOR or AGAINST (or, in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) in the same proportion as those shares for which the Trustee has received timely voting instructions to vote FOR or AGAINST (or, in the case of the director nominees, FOR, WITHHOLD ALL or FOR ALL EXCEPT) the proposals, and in either case, so long as such vote is solely in the interest of participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. Please note that a vote to ABSTAIN on any proposal means that your shares will not be voted with respect to the proposal for which you elected to ABSTAIN.

SAVINGS PLAN FOR EMPLOYEES OF THE LAPORTE SAVINGS BANK

VOTE AUTHORIZATION FORM

Solicited on behalf of the Trustee of the Savings Plan for Employees of The LaPorte Savings Bank

I understand that I have the right to direct the Trustee for the Savings Plan for Employees of The Laporte Savings Bank to vote my proportionate interest in said plan. I have been advised that my voting instructions are solicited for the Annual Meeting of Stockholders of LaPorte Bancorp, Inc. (the “Company”) to be held at our main office, located at 710 Indiana Avenue, LaPorte, Indiana 46350 at 6:00 p.m. (local time) on May 12, 2009, or an adjournment or postponement thereof (the “Annual Meeting”).

The Company’s Board of Directors recommends a vote “FOR” Proposals 1 and 2.

I hereby direct the Trustee to vote my shares as follows:

1. The election as directors of all nominees listed below (except as marked to the contrary below):	FOR	WITHHOLD ALL	FOR ALL EXCEPT

L. Charles Lukmann, III

Mark A. Krentz

Thomas D. Sallwasser

Michele M. Thompson

INSTRUCTION: To withhold your vote for one or more nominees, mark “FOR ALL EXCEPT” and write the name of the nominee(s) on the line(s) below.

	☐	☐	☐

2. The ratification of the appointment of Crowe Horwath LLP as LaPorte Bancorp, Inc.’s independent registered public auditing firm for the year ending December 31, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐

If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries in the Savings Plan for Employees of The LaPorte Savings Bank. At the present time, the Company knows of no other business to be brought before the Annual Meeting.

The Trustee of the Savings Plan for Employees of The LaPorte Savings Bank is hereby directed to vote my proportionate interest in the Savings Plan for Employees of The LaPorte Savings Bank as indicated above. If I do not return this 401(k) Plan Vote Authorization Form in a timely manner, shares representing my interest in said plan will be voted in proportion to the manner in which other participants have voted their interests, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries.

IF NO INSTRUCTIONS ARE SPECIFIED AND THIS 401(k) PLAN VOTE AUTHORIZATION FORM IS RETURNED SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE PROPOSALS STATED ABOVE.

I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated April 9, 2009, the Annual Report for the year ended December 31, 2008, and the voting instructions and 401(k) Plan Vote Authorization Form.

Date	Signature	Print Name

Please complete, sign, date and submit this form to Registrar & Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016, in the enclosed postage-paid envelope as soon as possible. Your 401(k) Plan Vote Authorization Form must be received by Registrar & Transfer Company no later than Tuesday, May 5, 2009.